UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: December 31, 2022

Date of reporting period: June 30, 2022

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

HAMLIN HIGH DIVIDEND EQUITY FUND

Semi-Annual Report	June 30, 2022

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2022

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year or as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Fund’s Forms N-Q and Form N-PORT reports are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-855-HHD-FUND and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND June 30, 2022 (Unaudited)

Dear Shareholders:

PERFORMANCE & PORTFOLIO CHANGES

The Hamlin High Dividend Equity Fund institutional class returned -11.08% for the second quarter of 2022. We were pleased to beat the S&P 500’s -16.10% second quarter return by 502 basis points. Year-to-date, the Hamlin High Dividend Equity Fund’s -11.85% return is 811 basis points ahead of the S&P 500 Index’s 19.95% decline. The Russell 1000 Value Index ETF (IWD) declined 12.29% in the quarter – in line with Hamlin’s performance – as Value-oriented strategies continue to outperform Growth portfolios.1 The Dow Jones U.S. Select Dividend Index ETF (DVY) declined only 7.53% in the second quarter largely thanks to its low Consumer Discretionary and Information Technology weightings. Its roughly 25% Utility allocation also helped.

Within the portfolio, relative sector contributors to performance this quarter were Consumer Discretionary, Information Technology, and Industrials. Relative sector detractors were Financials, Real Estate, and Utilities. The largest individual stock performance contributors were Genuine Parts Company, Johnson & Johnson, Sanofi SA, Hasbro, Inc., and Snap-on Incorporated. The weakest performers were Target Corporation, Broadcom Inc., Ares Management Corporation, Lamar Advertising Company, and KeyCorp. During the quarter, we purchased United Parcel Service, Inc., Unilever plc, and Union Pacific Corporation, and sold Steel Dynamics, Inc., Sanofi SA, and Cisco Systems Inc.

Sixteen of Hamlin’s quarter end holdings have already announced dividend hikes so far in 2022, with an average increase of 13.8%. We expect our companies, on average, to increase their cash pay outs faster than the rate of inflation in 2022 and beyond. While past performance does not predict future results, we note that our current portfolio holdings have increased their dividends at a 10.6% compound annual rate over the last three years.

MARKET OUTLOOK

On June 13th the S&P 500 Index entered its 27th bear market since 1928. Having compounded at 16.55% for ten years, the S&P 500 Index return was due for a reversion towards the long-term 9.74% annual equity return.2 Elevated inflation is the culprit, and the Federal Reserve’s interest rate hikes and balance sheet reduction are designed to reduce consumer prices to more manageable levels. While institutional investors never welcome higher interest rates, they are particularly concerned to see the central bank tighten into an already slowing economy.

Price-to-earnings ratios are no longer extended3, but earnings estimates may need

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND June 30, 2022 (Unaudited)

to come down. Higher wages, freight costs, and material costs will pressure some companies’ margins, and consumers could spend less as essential food and gasoline costs pressure budgets. A further retreat to the pre-Covid 2019 S&P 500 Index peak of 3,386 would equate to a reasonable 15x P/E on $225.74 in earnings per share – about a 9.3% reduction to the current 2023 Wall Street consensus estimate.4 Interestingly, a 29.4% decline from the January 2022 peak to 3,386 would be in line with the median 31.15% peak-to-trough bear market decline since World War II.5 Rallies will occur when investors see signs of peaking inflation and a manageable deceleration in economic activity. Down days will likely reflect expectations for a recession in 2023 and a meaningful earnings contraction.

The market has already corrected 24%6 – exactly in line with the median recession-year corrections since 1948.7 While a further 10-15% decline for the S&P 500 index makes sense based on our analysis above, stocks may have already discounted a mild recession. We remain excited about our companies’ long-term revenue growth prospects driven by product cycles and market share gain opportunities. As the bear growls, we are comforted to own quality businesses with an average net debt-to-capital ratio of 37.7%, median 27.3% return on equity, and weighted average 12.5x forward P/E multiple.8 Our investment posture reflects both the danger in attempting to time the market and the historical return pattern coming out of bear markets. Adding to stocks or at least sitting tight when the S&P 500 has declined 20% has generally proved profitable.9

We remind you that we are not managing your account to track or beat the S&P 500 Index. We don’t select securities to align your portfolio with any index’s sector weightings or holdings. Our goal is to construct a quality portfolio with high current income. We strive to help our institutions and individual clients meet their spending objectives. We aim to preserve financial security and lifestyles by protecting against inflation with future dividend increases and long-term capital appreciation.

1The Russell 1000 Value Index ETF (“IWD”) outperformed the Russell 1000 Growth Index ETF (“IWF”) by 8.80% in the second quarter of 2022.

2From 1928 to 2021.

3The S&P 500 Next-Twelve-Months P/E ratio has retreated from 21.1x on 12/31/21 to 15.9x as of 6/30/22, in line with the 16.0x average NTM P/E since 2001. Factset.

4As of 6/30/22, the consensus estimate for S&P 500 2023 EPS was $248.94. Factset.

5Factset.

6The S&P 500 Index reached -24.1% at it’s intra-day low on 6/17/22. Factset.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND June 30, 2022 (Unaudited)

7Goldman Sachs GIR.

8As of 6/30/22. Harmonic P/E calculation: total equity assets held dividend by total net income attributable to equity holdings. The denominator is the EPS multiplied by the number of shares held for each co. in the equity portfolio, which is then summed. The denominator represents the net income attributable to equity holdings for each given period based on either historical information or consensus estimates from FactSet. Data used to calculate Harmonic P/E is obtained from FactSet.

9Since 1957, the S&P 500 Index has averaged a 14.8% next-twelve-month return from the date that it enters a bear market. LPL Research, Factset.

† Not a forecast of the fund’s future performance.

There is no guarantee that companies will declare dividends or if declared, that they will remain at current levels or increase over time. Companies may reduce or eliminate dividends at any time. There is no guarantee that the Fund will achieve or maintain its investment strategy.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Portfolio will achieve its stated objectives. Bond and bond funds will decrease in values as interest rates rise. A company may reduce or eliminate its dividend, causing losses to the fund. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, differences in generally accepted accounting principles, or from social, economic, or political instability in other nations.

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular. Please consult your tax/financial advisor for further information.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND June 30, 2022 (Unaudited)

Definition of the Comparative Index

The S&P 500 Index is a market-value weighted index consisting of 500 common stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

Lipper Equity Income Fund Index consists of funds that seek relatively high current income and growth of income through investing 65% or more of their portfolio.

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

The Dow Jones U.S. Select Dividend Index tracks the performance of the 100 stocks with the highest dividend yields on the Dow Jones U.S. Total Market Index.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity Universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND June 30, 2022 (Unaudited)

SECTOR WEIGHTINGS†:

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.7%

	Shares	Value
Communication Services — 2.7%
Interpublic Group	775,067	$21,337,595

Consumer Discretionary — 16.6%
Genuine Parts	289,875	38,553,375
Hasbro	384,727	31,501,447
Home Depot	91,410	25,071,021
MDC Holdings	485,478	15,685,794
Target	164,072	23,171,888

		133,983,525

Consumer Staples — 11.7%
Keurig Dr Pepper	1,015,692	35,945,340
Procter & Gamble	251,899	36,220,557
Unilever ADR	482,733	22,123,653

		94,289,550

Energy — 9.5%
ConocoPhillips	411,585	36,964,449
Enterprise Products Partners (A)	1,640,955	39,990,073

		76,954,522

Financials — 14.7%
Ares Management, Cl A	453,327	25,776,173
CME Group, Cl A	164,246	33,621,156
KeyCorp	1,613,141	27,794,420
Old Republic International	1,411,051	31,551,100

		118,742,849

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND June 30, 2022 (Unaudited)

COMMON STOCK — continued

	Shares	Value
Health Care — 10.3%
AbbVie	292,495	$44,798,534
Johnson & Johnson	215,098	38,182,046

		82,980,580

Industrials — 12.0%
Cummins	153,865	29,777,493
Snap-on	142,754	28,126,821
Union Pacific	103,378	22,048,460
United Parcel Service, Cl B	92,761	16,932,593

		96,885,367

Information Technology — 6.9%
Broadcom	74,140	36,017,954
Paychex	175,330	19,964,827

		55,982,781

Real Estate — 7.9%
Lamar Advertising, Cl A ‡	341,735	30,062,428
STORE Capital ‡	1,290,943	33,667,793

		63,730,221

Utilities — 4.4%
Public Service Enterprise Group	564,040	35,692,451

TOTAL COMMON STOCK (Cost $639,811,404)		780,579,441

CASH EQUIVALENT(B) — 3.1%

FIRST AMERICAN GOVERNMENT OBLIGATIONS FUND - CL X, 0.010% (Cost $24,792,753)	24,792,753	24,792,753

TOTAL INVESTMENTS— 99.8% (Cost $664,604,157)		$805,372,194

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND June 30, 2022 (Unaudited)

Percentages are based on Net Assets of $807,237,803.
‡	Real Estate Investment Trust
(A)	Securities considered Master Limited Partnership. At June 30, 2022, these securities amounted to $39,990,073 or 5.0% of net assets.
(B)	The rate reported is the 7-day effective yield as of June 30, 2022.

ADR — American Depositary Receipt

Cl — Class

As of June 30, 2022, all of the Fund’s investments were Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2022 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
Assets:
Investments, at Value (Cost $664,604,157)	$805,372,194
Receivable for Investment Securities Sold	47,384,750
Receivable for Capital Shares Sold	1,648,707
Dividends Receivable	1,250,955
Reclaim receivable	210,811
Prepaid Expenses	64,544

Total Assets	855,931,961

Liabilities:
Payable for Investment Securities Purchased	44,744,183
Payable for Capital Shares Redeemed	2,745,198
Income Distributions Payable	607,117
Payable due to Adviser	484,008
Payable due to Administrator	62,758
Chief Compliance Officer Fees Payable	2,059
Distribution Fees Payable (Investor Class Shares)	1,945
Payable due to Trustees	793
Other Accrued Expenses and Other Payables	46,097

Total Liabilities	48,694,158

Net Assets	$807,237,803

Net Assets Consist of:
Paid-in Capital	$647,298,938
Total distributable earnings	159,938,865

Net Assets	$807,237,803

Outstanding Shares of Beneficial Interest
Institutional Class Shares (unlimited authorization — no par value)	30,651,390

Outstanding Shares of Beneficial Interest
Investor Class Shares (unlimited authorization — no par value)	425,566

Net Asset Value, Offering and Redemption Price Per Share*
Institutional Class Shares ($796,162,618 ÷ 30,651,390 shares)	$25.97

Net Asset Value, Offering and Redemption Price Per Share*
Investor Class Shares ($11,075,185 ÷ 425,566 shares)	$26.02

* Redemption price per share may vary depending on the length of time Shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND FOR THE SIX MONTHS ENDED JUNE 30, 2022 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$12,497,862
Dividends from Master Limited Partnerships	1,416,223
Less: Return of Capital Distributions	(1,416,223)

Total Investment Income	12,497,862

Expenses:
Investment Advisory Fees	3,462,157
Administration Fees	379,903
Distribution Fees (Investor Class Shares)	16,499
Trustees’ Fees	15,856
Chief Compliance Officer Fees	4,320
Shareholder Servicing Fees (Investor Class Shares)	3,300
Transfer Agent Fees	57,625
Registration and Filing Fees	27,944
Legal Fees	19,511
Custodian Fees	16,297
Printing Fees	16,151
Audit Fees	11,842
Other Expenses	13,829

Total Expenses	4,045,234

Less:
Waiver of Investment Advisory Fees	(561,948)
Fees Paid Indirectly — (See Note 4)	(1,294)

Net Expenses	3,481,992

Net Investment Income	9,015,870

Net Realized Gain on Investments	23,878,553
Net Change in Unrealized Appreciation (Depreciation) on Investments	(138,056,950)

Net Realized and Unrealized Loss on Investments	(114,178,397)

Net Decrease in Net Assets Resulting from Operations	$(105,162,527)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Operations:
Net Investment Income	$9,015,870	$17,889,111
Net Realized Gain on Investments	23,878,553	47,146,375
Net Change in Unrealized Appreciation (Depreciation) on Investments	(138,056,950)	125,879,257

Net Increase (Decrease) in Net Assets Resulting From Operations	(105,162,527)	190,914,743

Distribution of Income:
Institutional Class Shares	(10,380,000)	(33,247,398)
Investor Class Shares	(125,564)	(531,631)
Return of Capital:
Institutional Class Shares	–	(538,526)
Investor Class Shares	–	(8,791)

Total Distributions	(10,505,564)	(34,326,346)

Capital Share Transactions:(1)
Institutional Class Shares:
Issued	195,208,093	149,904,283
Reinvestment of Distributions	9,773,350	32,092,292
Redeemed	(90,326,398)	(145,412,047)

Increase in Net Assets From Institutional Class Shares Transactions	114,655,045	36,584,528

Investor Class Shares:
Issued	3,801,339	4,075,329
Reinvestment of Distributions	125,097	538,621
Redeemed	(3,613,945)	(5,297,746)

Increase (Decrease) in Net Assets From Investor Class Shares Transactions	312,491	(683,796)

Net Increase in Net Assets From Share Transactions	114,967,536	35,900,732

Total Increase (Decrease) in Net Assets	(700,555)	192,489,129

Net Assets:

Beginning of Period	807,938,358	615,449,229

End of Period	$807,237,803	$807,938,358

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND

FINANCIAL HIGHLIGHTS

		Selected Per Share Data & Ratios
		For a Share Outstanding Throughout The Year/Period

	Six Months	Years Ended December 31,
	Ended
	June 30,
	2022
Institutional Class Shares	(Unaudited)	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$29.85	$23.79	$23.56	$19.84	$23.45	$21.04

Income (Loss) from Investment Operations:
Net Investment Income*	0.32	0.69	0.62	0.62	0.46	0.49
Net Realized and Unrealized Gain (Loss)	(3.86)	6.68	0.39	3.77	(2.21)	2.60

Total from Investment Operations	(3.54)	7.37	1.01	4.39	(1.75)	3.09

Dividends and Distributions:
Net Investment Income	(0.34)	(0.67)	(0.60)	(0.64)	(0.66)	(0.50)
Net Realized Gains	—	(0.62)	—	—	(1.18)	(0.18)
Return of Capital	—	(0.02)	(0.18)	(0.03)	(0.02)	0.00(1)

Total Dividends and Distributions	(0.34)	(1.31)	(0.78)	(0.67)	(1.86)	(0.68)

Redemption Fees*	—	—	—	—	—	0.00(1)

Net Asset Value, End of Period	$25.97	$29.85	$23.79	$23.56	$19.84	$23.45

Total Return†	(11.85)%	31.26%	4.68%	22.26%	(7.48)%	14.81%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$796,163	$795,408	$605,030	$798,994	$667,124	$874,742
Ratio of Expenses to Average Net Assets	0.85%††	0.85%	0.85%	0.85%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	0.99%††	1.00%	1.01%	1.03%	1.19%	1.18%
Ratio of Net Investment Income to Average Net Assets	2.22%††	2.49%	2.92%	2.78%	1.99%	2.22%
Portfolio Turnover Rate	19%ˆ	31%	88%	21%	58%	41%

*	Per share calculations were performed using average shares for the period.
†

Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

††	Annualized.
^	Portfolio turnover rate is for the period indicated and has not been annualized.
(1)	Amount represents less than $0.005 per share.
Amounts designated as “—” are either not applicable or $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND

FINANCIAL HIGHLIGHTS

		Selected Per Share Data & Ratios
		For a Share Outstanding Throughout The Year/Period

	Six Months	Years Ended December 31,
	Ended
	June 30,
	2022
Investor Class Shares	(Unaudited)	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$29.90	$23.83	$23.60	$19.88	$23.48	$21.07

Income (Loss) from Investment Operations:
Net Investment Income*	0.03	0.60	0.54	0.55	0.38	0.41
Net Realized and Unrealized Gain (Loss)	(3.61)	6.70	0.40	3.76	(2.21)	2.59

Total from Investment Operations	(3.58)	7.30	0.94	4.31	(1.83)	3.00

Dividends and Distributions:
Net Investment Income	(0.30)	(0.59)	(0.54)	(0.56)	(0.57)	(0.41)
Net Realized Gains	—	(0.62)	—	—	(1.18)	(0.18)
Return of Capital	—	(0.02)	(0.17)	(0.03)	(0.02)	0.00(1)

Total Dividends and Distributions	(0.30)	(1.23)	(0.71)	(0.59)	(1.77)	(0.59)

Redemption Fees*	—	—	—	—	—	—

Net Asset Value, End of Period	$26.02	$29.90	$23.83	$23.60	$19.88	$23.48

Total Return†	(11.99)%	30.88%	4.36%	21.83%	(7.81)%	14.33%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$11,075	$12,530	$10,419	$11,069	$10,272	$16,253
Ratio of Expenses to Average Net Assets	1.15%††	1.15%	1.15%	1.17%	1.38%	1.40%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.29%††	1.30%	1.31%	1.34%	1.57%	1.58%
Ratio of Net Investment Income to Average Net Assets	1.88%††	2.15%	2.56%	2.47%	1.64%	1.84%
Portfolio Turnover Rate	19%ˆ	31%	88%	21%	58%	41%

*	Per share calculations were performed using average shares for the period.
†

Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

††	Annualized.
^	Portfolio turnover rate is for the period indicated and has not been annualized.
(1)	Amount represents less than $0.005 per share.
Amounts designated as “—” are either not applicable or $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2022 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 29 funds. The financial statements herein are those of the Hamlin High Dividend Equity Fund (the “Fund”). The Fund is diversified and its investment objective is to seek high current income and long-term capital gain. The financial statements of the remaining funds of the Trust are presented separately. The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on the NASDAQ Stock Market (the “NASDAQ”), the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2022 (Unaudited)

All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of June 30, 2022, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2022 (Unaudited)

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six month period ended June 30, 2022, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six month period ended June 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the six month period ended June 30, 2022, the Fund did not recognize any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2022 (Unaudited)

soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date.

Return of Capital Estimates — Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investments in REITs — Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2022 (Unaudited)

member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution by the MLP would be reduced and distributions received by investors would be taxed under federal income tax laws applicable to corporate dividends (as dividend income, return of capital, or capital gain). Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a reduction in the after-tax return to investors, likely causing a reduction in the value of the Fund’s shares.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income semi-annually. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on the ex-dividend date.

Redemption Fees — The Fund retains redemption fees of 2.00% on redemptions of capital shares held for less than 7 days. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital. For the six month period ended June 30, 2022, and December 31, 2021, the Fund retained fees of $0 and $0.

Line of Credit — The Fund entered into an agreement which enables it to participate in a $35 million unsecured committed revolving line of credit on a first come, first serve basis, with U.S. Bank National Association

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2022 (Unaudited)

(the “Custodian”) which expires August 1, 2022. The proceeds from the borrowings shall be used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Fund based on its borrowings during the year at the Custodian’s current reference rate. As of June 30, 2022, there were no borrowings outstanding.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six month period ended June 30, 2022, the Fund was charged $379,903 for these services.

The Fund has adopted the Distribution Plan (the “Plan”) for the Investor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Investor Class Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Fund. For the six month period ended June 30, 2022, the Fund’s Investor Class Shares incurred $16,499 of distribution fees, an effective rate of 0.25%.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2022 (Unaudited)

The Fund has entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Investor Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the six month period ended June 30, 2022, the Fund’s Investor Class Shares incurred $3,300 of shareholder servicing fees, an effective rate of 0.05%.

MUFG Union Bank, N.A. serves as Custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the six month period ended June 30, 2022, the Fund earned cash management credits of $1,294 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, Hamlin Capital Management, LLC (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Institutional Class Shares’ total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.85% of the Fund’s Institutional Class Shares’ average daily net assets until April 30, 2023. The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep the Investor Class Shares’ total annual operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.85% of the Fund’s Investor Class Shares’ average daily net assets until April 30, 2023. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2023. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the board may permit the Adviser to retain the difference between total annual operating expenses and 0.85% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2022 (Unaudited)

As of June 30, 2022, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until December 31:	Amount

01/01/2020 – 12/31/2020	2023	$ 1,162,633

01/01/2021 – 12/31/2021	2024	967,959

01/01/2022 – 12/31/2022	2025	1,111,765

		$ 3,242,357

During the period ended June 30, 2022, there has been no recoupment of previously waived and reimbursed fees.

6.	Share Transactions:

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended, December 31, 2021
Share Transactions:
Institutional Class Shares
Issued	6,760,167	5,400,815
Reinvestment of Distributions	376,332	1,110,824
Redeemed	(3,132,149)	(5,299,352)

Net Institutional Class Shares Capital Share Transactions	4,004,350	1,212,287

Investor Class Shares
Issued	128,103	155,735
Reinvestment of Distributions	4,808	18,681
Redeemed	(126,423)	(192,539)

Net Investor Class Shares Capital Share Transactions	6,488	(18,123)

Net Increase in Shares Outstanding From Share Transactions	4,010,838	1,194,164

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2022 (Unaudited)

7.	Investment Transactions:

For the period ended June 30, 2022, the Fund made purchases of $248,475,141 and sales of $152,302,748 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable earnings, in the period that the differences arise.

The following permanent differences, primarily attributable to reclass of distributions and return of capital from investments in securities, including MLP’s and REITs, have been reclassified to/from the following accounts during the year ended December 31, 2021:

Distributable Earnings	Paid in Capital
$ (2,181,209)	$2,181,209

The tax character of dividends and distributions paid during the years ended December 31, 2021 and December 31, 2020, was as follows:

Period	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total

2021	$17,482,783	$16,296,246	$547,317	$34,326,346
2020	15,632,559	-	5,266,999	20,899,558

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:

Post October Losses	$(402,911)
Unrealized Appreciation	276,009,870
Other Temporary Differences	(3)

Total Accumulated Losses	$275,606,956

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2022 (Unaudited)

Fund is permitted to carry forward capital losses for an unlimited period and capital losses will retain their character as either short term or long term capital losses. For the year ended December 31, 2021, the following are the non-expiring capital losses:

Short-Term Loss	Long-Term Loss	Total

$ 28,938,854	$2,509,606	$31,448,460

The difference between Federal tax cost and book cost is primarily due to wash sales, partnerships and real estate investment trust.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments (including foreign currency and derivatives, if applicable) held by the Fund at June 30, 2022 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$664,604,157	$150,515,423	($9,747,386)	$140,768,037

9.	Concentration of Risks:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

The Fund invests in MLPs. MLPs are limited partnerships in which the ownership units are publicly traded.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. This price volatility is the principal risk of investing in the Fund.

Dividend Paying Stocks Risk – The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2022 (Unaudited)

Mid-Capitalization Company Risk – The mid-capitalization companies in which the Fund may invest may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

Sector Risk – Given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to higher dividend yield sectors and industries than the broad equity market. As a result, the value of the Fund’s shares may be especially sensitive to factors and economic risks that specifically affect those sectors. The Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. The specific risks for each of the sectors in which the Fund may focus its investments include the additional risks described below:

• Financial Services - Companies in the financial services sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain.

• Consumer Staples - Companies in the consumer staples sector are subject to government regulation affecting their products which may negatively impact such companies’ performance. The success of food, beverage, household and personal products companies may be strongly affected by consumer interest, marketing campaigns and other factors affecting supply and demand.

• Consumer Discretionary - Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending.

• Energy - Companies in the energy sector are subject to supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies.

Value Stock Risk – The Fund pursues a value approach to investing. If the Adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or perform poorly relative to other funds.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2022 (Unaudited)

Foreign Company Risk – Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers.

Pandemic and Natural Disaster Risk – The impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways.

REIT Risk – REITs are susceptible to the risks associated with direct ownership of real estate, such as: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation.

MLP Risk – MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks.

10.	Other:

At June 30, 2022, 69% of Institutional Class Shares total shares outstanding were held by three record shareholders and 79% of Investor Class Shares total shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

11.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2022 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2022 to June 30, 2022).

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND JUNE 30, 2022 (Unaudited)

DISCLOSURE OF FUND EXPENSES

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 1/1/22	Ending Account Value 6/30/22	Annualized Expense Ratios	Expenses Paid During Period*
Hamlin High Dividend Equity Fund

Actual Fund Return
Institutional Class Shares	$1,000.00	$881.50	0.85%	$3.97
Investor Class Shares	1,000.00	880.10	1.15	5.36

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.58	0.85%	$4.26
Investor Class Shares	1,000.00	1,019.09	1.15	5.76

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	HAMLIN HIGH DIVIDEND EQUITY FUND June 30, 2022 (Unaudited)

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the 1940 Act, the Fund’s investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Fund’s approach to managing liquidity risk. The Program is overseen by the Fund’s Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing the Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on May 24, 2022, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2021 through December 31, 2021. The Program Administrator’s report included an assessment of how market conditions caused by the COVID-19 pandemic impacted the Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively to manage the Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report further noted that no material changes have been made to the Program during the period covered by the report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

NOTES

NOTES

Hamlin High Dividend Equity Fund

PO Box 219009

Kansas City, MO 64121-9009

1-855-HHD-FUND

Adviser:

Hamlin Capital Management, LLC

640 Fifth Avenue, 11th Floor

New York, NY 10019

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund.

HCM-SA-001-1100

Item 2.    Code of Ethics.

Not applicable for semi-annual report.

Item 3.    Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.    Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.    Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: September 7, 2022

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: September 7, 2022